UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Arrangement Agreement

On April 29, 2026, Vireo Growth Inc. (“Vireo” or the “Company”) entered into an arrangement agreement (the “Arrangement Agreement”) with FLUENT Corp. (“FLUENT”), pursuant to which Vireo agreed to acquire all of the issued and outstanding shares of FLUENT by way of a court-approved plan of arrangement under Section 182 of the Business Corporations Act (Ontario) (the “Plan of Arrangement” and, together with the Arrangement Agreement and related documents, the “Arrangement”).

Under the Arrangement, at the effective time of the Plan of Arrangement (the “Effective Time”), all issued and outstanding common shares of FLUENT (after conversion of all proportionate voting shares and non-voting, non-participating exchangeable shares of FLUENT into FLUENT common shares, as described below), other than (i) FLUENT common shares held by dissenting shareholders and (ii) FLUENT common shares held by Vireo or its affiliates, will be acquired by Vireo in exchange for subordinate voting shares of Vireo (the “Vireo Shares”).

Under the Arrangement, at the Effective Time:

•	Each outstanding FLUENT proportionate voting share (other than dissent shares) will be converted into 10 FLUENT common shares.

•	Each outstanding FLUENT non-voting, non-participating exchangeable share (other than dissent shares) will be converted into one FLUENT common share.

Following the conversion of FLUENT proportionate voting shares and FLUENT non-voting, non-participating exchangeable shares noted above, each FLUENT common share (other than dissent shares and shares held by Vireo or its affiliates) will be transferred to Vireo in exchange for 0.0705359 of a Vireo Share (the “Exchange Ratio”), with any resulting fractional Vireo Shares rounded to the nearest whole share without any additional compensation. The Exchange Ratio is subject to customary equitable adjustment in the event of any stock split, combination, consolidation, reclassification, dividend or similar changes in the share capital of Vireo between signing and closing.

The Arrangement will be implemented pursuant to the Plan of Arrangement, which will be subject to the approval of the Ontario Superior Court of Justice (the “Court”) and registered FLUENT shareholders will have dissent rights in respect of the Arrangement in accordance with Section 185 of the Business Corporations Act (Ontario). The Arrangement is subject to approval by FLUENT’s shareholders. It is not subject to approval by Vireo’s shareholders.

The Arrangement Agreement contains certain covenants and agreements regarding the conduct of FLUENT’s business until the Effective Time, including covenants requiring FLUENT and its subsidiaries to manage and operate their respective businesses in accordance with an operating budget that was approved by the FLUENT Board of Directors (“FLUENT Board”) and adopted by FLUENT in connection with the Arrangement.

Treatment of FLUENT Equity Awards and Convertible Securities

The Arrangement Agreement provides that, prior to the Effective Time:

•	All outstanding FLUENT options to purchase FLUENT common shares will vest in full, and any FLUENT common shares issued upon the exercise of such FLUENT options prior to the Effective Time will then be exchanged for Vireo Shares on the same basis as other FLUENT common shares, and any such FLUENT options that are not exercised prior to the Effective Time will terminate for no consideration.

•	All outstanding FLUENT restricted share units will vest in full and will be settled in FLUENT common shares, which shares will then be exchanged for Vireo Shares on the same basis as other FLUENT common shares.

•	FLUENT’s outstanding indebtedness is addressed through a combination of equitization, payoff and waivers as conditions to closing, including:

○	FLUENT’s 15% secured subordinated convertible promissory note in the principal amount of $6,500,000 dated November 26, 2024 (the “Convertible Note”) will be paid out in cash at or prior to the Effective Time in accordance with the terms of the Convertible Note. In addition, the holder of the Convertible Note is a counterparty to a voting and support agreement in favor of the Arrangement that, among other things, provides for acknowledgement of the repayment of the Convertible Note and the termination of the related investor rights agreement effective as of the later of the closing date and the date on which the Convertible Note is paid off in full.

○	Completion of a credit equitization transaction in respect of certain indebtedness under FLUENT’s credit agreement (the “Company Credit Equitization”), pursuant to which such portion of indebtedness will be converted into 1,701,261,364 FLUENT common shares issued to FLUENT’s lenders that will thereafter be exchanged for Vireo Shares immediately prior to the Effective Time under the Arrangement.

○	FLUENT’s outstanding 10% unsecured convertible debenture in the principal amount of $3,500,000 dated April 29, 2022 (the “Convertible Debenture”) will be assumed by Vireo and remain outstanding following the Effective Time, subject to obtaining a waiver from the holder in respect of any default arising from the Arrangement.

All FLUENT equity incentive plans and related award agreements will be terminated at the Effective Time.

Support Agreements and Non-Solicitation Provisions

Concurrently with execution of the Arrangement Agreement, Vireo entered into voting and support agreements with certain significant shareholders of FLUENT, including FLUENT’s directors and executive officers and certain major shareholders (collectively, the “Supporting Shareholders”). Under these agreements, each Supporting Shareholder has agreed, among other things, to vote all of its FLUENT shares in favor of the Arrangement at the special meeting of FLUENT shareholders called to approve the Arrangement (the “FLUENT Meeting”) and not to transfer its FLUENT Shares, subject to customary exceptions.

The Arrangement Agreement contains customary non-solicitation covenants in favor of Vireo, pursuant to which FLUENT has agreed not to, among other things, solicit, initiate or knowingly encourage or facilitate any inquiry or proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal (as defined in the Arrangement Agreement), furnish information in connection with an Acquisition Proposal, or participate in discussions or negotiations regarding any Acquisition Proposal, subject to customary “fiduciary out” provisions.

Prior to the approval of the Arrangement by FLUENT shareholders, if FLUENT receives an unsolicited written bona fide Acquisition Proposal that the FLUENT Board determines in good faith, after consultation with its financial and legal advisors and following receipt of the unanimous recommendation of the special committee of the FLUENT Board, would, if consummated in accordance with its terms, constitute a Superior Proposal (as defined in the Arrangement Agreement) and that did not arise from a breach of the non-solicitation provisions, FLUENT may, subject to compliance with the Arrangement Agreement, furnish information and engage in discussions with the proponent of such proposal under an acceptable confidentiality agreement. Vireo will have a customary five-business-day matching right in respect of any such Superior Proposal. If, after giving effect to Vireo’s matching rights, the Superior Proposal continues to constitute a Superior Proposal and the FLUENT Board determines in good faith that failure to authorize FLUENT to enter into a definitive agreement for such Superior Proposal would be inconsistent with its fiduciary duties, FLUENT may terminate the Arrangement Agreement to enter into such agreement, subject to payment of the termination fee described below.

Conditions to Closing

Completion of the Arrangement is subject to a number of closing conditions, including, among others: (i) approval by FLUENT shareholders; (ii) issuance by the Court of an interim order authorizing the calling and holding of the FLUENT Meeting and a final order approving the Arrangement; (iii) receipt of all required U.S. regulatory approvals; (iv) the absence of any law or order that makes completion of the Arrangement illegal or otherwise prohibits its completion; (v) the exemption of the Vireo Shares issued in the Arrangement from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof; (vi) completion of the Company Credit Equitization; (vii) receipt of the required waiver in respect of the Convertible Debenture, (viii) execution of a letter of intent acceptable to Vireo in respect of a contemplated sale of FLUENT’s Texas business, (ix) FLUENT shareholders not having exercised dissent rights in excess of 6% of the outstanding FLUENT shares, and (x) entry into a third amendment to FLUENT’s credit agreement on terms satisfactory to Vireo.

Termination; Outside Date; Termination Fee

The Arrangement Agreement may be terminated at any time prior to the Effective Time by mutual written agreement of Vireo and FLUENT and in certain other circumstances, including by either party, if (i) the Arrangement is not approved by the requisite vote of FLUENT shareholders at the FLUENT Meeting, (ii) the Effective Time has not occurred by March 31, 2027 or such later date as determined in accordance with the Arrangement Agreement (the “Outside Date”), or (iii) a law or final, non-appealable governmental order is in effect that makes completion of the Arrangement illegal or otherwise prohibits completion of the Arrangement, in each case subject to certain fault-based exceptions. In certain circumstances, FLUENT will be required to pay Vireo a termination fee of $2,000,000 (the “Termination Fee”), including if (i) FLUENT terminates the Arrangement Agreement to enter into a definitive agreement in respect of a Superior Proposal; (ii) Vireo terminates the Arrangement Agreement following a change, withdrawal or adverse modification of the FLUENT Board’s or the special committee of the FLUENT Board’s recommendation in favor of the Arrangement or a material breach of FLUENT’s non-solicitation obligations; or (iii) the Arrangement Agreement is terminated in certain circumstances (including failure to obtain FLUENT shareholder approval or the Outside Date having passed) after an Acquisition Proposal has been made or publicly announced, and FLUENT enters into an agreement for or completes an Acquisition Proposal within 12 months of such termination (and, in the case of an agreement entered into within such 12-month period, such Acquisition Proposal is subsequently completed, whether or not within such period) (subject to certain thresholds and exceptions).

Certain Securities Law Matters

The issuance of Vireo Shares under the Arrangement is intended to be exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. In connection with this exemption, FLUENT will seek a Court order approving the Arrangement following a hearing on the fairness of the terms and conditions of the Arrangement to FLUENT shareholders, at which hearing all persons to whom Vireo Shares are to be issued under the Arrangement will be entitled to appear and be heard. The final order is expected to expressly reference the Court’s determination that the Arrangement is fair, both procedurally and substantively, to such FLUENT shareholders. The Vireo Shares issued in the Arrangement are also intended to be freely tradable in Canada, subject to customary restrictions applicable to “control persons”, and freely tradable under U.S. securities laws subject to certain restrictions on transfer by affiliates of Vireo.

The foregoing description of the Arrangement Agreement and the Plan of Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement and the Plan of Arrangement, which are filed as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Copies of the Arrangement Agreement and Plan of Arrangement have been filed to provide shareholders with information regarding their terms and conditions and are not intended to provide any factual information about the Company, FLUENT or their respective businesses. The representations, warranties and covenants contained in the Arrangement Agreement and the other agreements referenced herein have been made solely for the benefit of the parties to such agreements, and are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather, as a way of allocating the risk between the parties thereto in the event the statements therein prove to be inaccurate. Statements made in the Arrangement Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement and Plan of Arrangement hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or FLUENT or their respective businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement and Plan of Arrangement and such other agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 7.01	Regulation FD Disclosure

On April 30, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Forward-Looking Statements and Information

 Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of applicable securities laws. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements regarding the completion of the Arrangement, including approval by the Court, the anticipated benefits of the Arrangement, and other statements that are not historical facts. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements, including risks involved with the adverse impact of the Arrangement on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the Arrangement; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of completion of the Arrangement; the effects of the completion of the Arrangement on the Company and the interests of various constituents; risks and uncertainties associated with completion of the Arrangement, some of which are beyond the Company’s control; subject to the successful outcome of the Arrangement, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; as well as the other risks set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC and available on EDGAR and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com. The completion of the Arrangement remains subject to material conditions, including satisfaction of all conditions to the Arrangement Agreement, including approval by the Court, and there can be no assurance that the Company will be successful in completing the Arrangement or any other similar transaction on the terms described herein, on different terms, or at all. This Current Report on Form 8-K does not constitute an offer to sell or buy, or the solicitation of an offer to sell or buy, the securities referred to herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1+**	Arrangement Agreement, dated April 29, 2026, by and between Vireo Growth Inc. and FLUENT Corp.

99.1*	Press Release, dated as of April 30, 2026

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

+Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

 **Certain confidential information has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: May 5, 2026